UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 21, 2025

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanation

The purpose of this Amendment No. 1 to the Current Report on Form 8-K of iPower Inc. (the “Company”), filed with the Securities and Exchange commission on December 23, 2025 (the “Form 8-K”), is being filed for the sole purpose of adding in an Exhibit 5.1 legal opinion of Dorsey & Whitney LLP. This Amendment No. 1 only adds Exhibit 5.1 and does not otherwise change or update the disclosures set forth in the Form 8-K as originally filed.

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 22, 2025, iPower Inc., a Nevada Company (the “Company”) entered into a Securities Purchase Agreement with a certain institutional investor (the “Investor”) named therein (the “Purchase Agreement”) providing for the purchase by the Investor of a 6% original issue discount (OID) convertible note facility in the aggregate original principal amount of $30,000,000 (the “Convertible Note Facility”), in which the Investor will initially purchase (i) a series A senior secured convertible note in the aggregate original principal amount of $5,184,024 (the “Series A Convertible Note”), and shares of common stock, par value, $0.001 per share (the “Common Stock”), issuable pursuant to the terms of the Series A Convertible Notes (the “Series A Conversion Shares”) in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, and (ii) $1,815,976 aggregate principal amount of a series B senior secured convertible note (the “Series B Convertible Notes,” together with the Series A Convertible Notes, the “Convertible Notes”), and shares of Common Stock issuable pursuant to the terms of the Series B Convertible Notes (the “Series B Conversion Shares”) in a registered direct offering pursuant to a currently effective shelf registration statement on Form S-3 (File No. 333-274665), which has been declared effective by the SEC on September 29, 2023. In addition, pursuant to the Purchase Agreement, the parties will close on an additional approximately $2,000,000 of Series A Convertible Notes (the “Additional Series A Notes”), bringing the total amount of 6% OID Convertible Notes sold to $9,000,000, with the Additional Series A Notes to be paid for and issuable upon the effectiveness of a resale registration statement registering the Series A Convertible Notes. At closing, as consideration for issuance of the Convertible Notes, the Company received gross proceeds of $6,580,000, before deducting expenses.

Digital Offering LLC acted as placement agent and received $394,800 in placement agent fees.

The Purchase Agreement contains representations and warranties of the Company typical for transactions of this type, including representations and warranties relating to organization and authorization, issuance and validity of the securities, compliance with securities laws and effectiveness of the registration statement, absence of conflicts, SEC filings and financial statements, capitalization, absence of litigation, and other customary matters. The Purchase Agreement also contains representations and warranties of the Investor, including that each Investor is a qualified institutional investor or institutional accredited investor acquiring the securities for investment purposes.

The Purchase Agreement also contains customary affirmative and negative covenants, including covenants relating to filing and maintenance of registration statements, listing of securities, reservation of shares, restrictions on issuance of competing securities during specified periods, and participation rights in certain subsequent financings. The Purchase Agreement also obligates the Company to indemnify the Investor and its affiliates for certain losses resulting from any breach of representations, warranties or covenants in the transaction documents, or any third-party claims arising out of the execution or performance of the transaction documents or the Investor’s status as investors in the Company.

Series A and Series B Senior Secured Convertible Notes

Pursuant to the Purchase Agreement, the Company issued the two series of convertible notes in this offering: (i) Series A Convertible Notes issued in a private placement pursuant to Section 4(a)(2) of the Securities Act, and Regulation D promulgated thereunder and (ii) Series B Convertible Notes issued in a registered direct offering pursuant to the Company’s effective shelf registration statement on Form S-3 and a related prospectus supplement.

The Series A Convertible Notes and Series B Convertible Notes are issued pursuant to substantially identical forms, with certain provisions applicable only to one series or the other. Specifically, the Series B Convertible Notes, and the Series B Conversion Shares were registered at issuance under the prospectus supplement and the Series B Conversion Shares will be freely transferable by the holders, while the Series A Convertible Notes were issued in a private placement and accordingly the Series A Conversion Shares are subject to transfer restrictions under applicable securities laws. The Company entered into a Registration Rights Agreement (as defined below) with the Investor, pursuant to which the Company is obligated to file a registration statement registering the Series A Conversion Shares and maintain its effectiveness in accordance with the terms of such agreement. Certain provisions in the form of Convertible Notes, such as events of default relating to registration statement effectiveness and obligations to deliver unlegended shares, apply only to the Series A Convertible Notes.

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Except as otherwise specified, references to the “Convertible Notes” in this Current Report on Form 8-K apply to both the Series A Convertible Notes and the Series B Convertible Notes, and the description of the terms of the Convertible Notes set forth below applies equally to both series unless otherwise indicated.

The Convertible Notes bear interest at a rate of 10% per annum (increasing to 17% per annum upon the occurrence and during the continuance of an Event of Default), with interest payable monthly on the first Trading Day of each calendar month commencing January 1, 2026. The Convertible Notes mature on December 23, 2027.

The Convertible Notes are convertible into shares of Common Stock at a fixed Conversion Price of $17.70 per share, subject to adjustment as provided in the Convertible Notes. The holder may elect to convert at an Alternate Conversion Price, which provides for conversion at a discounted price based on recent trading VWAP. The Alternate Optional Conversion Price is equal to the lower of (i) the Conversion Price or (ii) the greater of (x) the Floor Price (as defined below) or (y) 95% of the lowest VWAP during the seven (7) consecutive trading day period ending on the trading day immediately preceding delivery of the conversion notice. The Alternate Event of Default Conversion Price is equal to the lower of (i) the Conversion Price or (ii) the greater of (x) the Floor Price or (y) 90% of the lowest VWAP during the ten (10) consecutive trading day period ending on the trading day immediately preceding delivery of the conversion notice. The Floor Price is $2.27 per share, subject to adjustment.

The Convertible Notes are senior secured obligations of the Company, secured by Collateral (as defined in the Security and Pledge Agreement),consisting of all of the cryptocurrency and cryptocurrency related assets of the Company and certain of its subsidiaries pursuant to the Security Agreement (as defined below). The Convertible Notes are guaranteed by the subsidiaries of the Company pursuant to the Guaranty (as defined below).

The Convertible Notes contain customary affirmative and negative covenants, including restrictions on incurrence of indebtedness, creation of liens, payment of dividends, redemption of equity, transfer of assets, and transactions with affiliates, as well as maintenance of minimum liquidity requirements. The Convertible Notes also contain customary events of default, including payment defaults, covenant breaches, cross-defaults, bankruptcy events, and material adverse effects.

Security and Pledge Agreement

Additionally, on December 22, 2025, the Company entered into a Security and Pledge Agreement (the “Security Agreement”) by and among the Company, each of the direct and indirect Subsidiaries (as defined in the Security Agreement) of the Company (the “Guarantors”), and an entity that is an affiliate of the Investor, in its capacity as collateral agent, pursuant to which the Company granted to the Investor, for the ratable benefit of the Investor, a valid, perfected and enforceable first priority security interest in the cryptocurrency assets of the Company and the Guarantors, including without limitation all Crypto Collateral (as defined in the Security Agreement) and related assets.

Guaranty

On December 23, 2025, all of the Guarantors entered into a Guaranty in favor of the Collateral Agent for the benefit of the Collateral Agent and the Investor, pursuant to which the Guarantors, jointly and severally, unconditionally and irrevocably guaranteed the Company’s obligations under the Purchase Agreement, the Convertible Notes, and the other Transaction Documents (as defined in the Guaranty).

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Registration Rights Agreement

On December 23, 2025, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), which provides the Investor with certain registration rights with respect to the resale of the Series A Conversion Shares issuable upon conversion of the Series A Convertible Notes. The Registration Rights Agreement requires the Company to prepare and file a registration statement with the SEC within 30 days after the issuance of the Series A Convertible Notes to register the resale of the Series A Conversion Shares and cause such registration statement to be declared effective within 60 days after the issuance of the Series A Convertible Notes. In the event that the Company fails to file the registration statement by the prescribed deadline, or such registration statement is not declared effective by the prescribed deadline, or the Company fails to maintain the effectiveness of such registration statement or satisfy certain public information requirements, then the Company shall pay to each holder of Registrable Securities an amount in cash equal to one and one-half percent (1.5%) of such holder’s original principal amount stated in such holder’s Series A Convertible Notes, payable on the date of such failure and on every 30-day anniversary thereof until such failure is cured.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings assigned to them in the Purchase Agreement, the Form of Convertible Notes, the Security Agreement, the Guaranty, the Registration Rights Agreement, or the other transaction documents, as applicable.

The foregoing summary of the Purchase Agreement, form of Convertible Notes, Security Agreement, Guaranty and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, form of Convertible Notes, Security Agreement, Guaranty, and Registration Rights Agreement, the forms of which are filed with this Current Report on Form 8-K as Exhibit 10.1, 4.1, 10.2, 10.3, and 10.4 respectively, and are incorporated herein by reference. In addition, attached as Exhibit 5.1 hereto is the opinion of Dorsey & Whitney LLP relating to the legality of the issuance and sale of the Series B Convertible Note and Series B Conversion Shares pursuant to an effective registration statement.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the issuance of the Convertible Notes and the Company’s obligations thereunder is incorporated herein by reference. The Company incurred the obligations under the Convertible Notes upon execution of the Purchase Agreement on December 22, 2025.

Item 3.02.	Unregistered Sales of Equity Securities.

Information regarding unregistered sales of securities set forth under Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 21, 2025, a majority of our stockholders (representing 53.1% of the Company’s outstanding voting power) took the following actions to approve: (1) the Convertible Note Facility; (2) the issuance of in excess of 20% of the Company’s outstanding common stock at a price less than the “Minimum Price” as defined in Nasdaq List Rule 5635(d); (3) authorizing an amendment to the Company’s articles of incorporation for the sole purpose of increasing the Company’s authorized shares from 200,000,000 shares, consisting of 180,000,000 shares of common stock and 20,000,000 shares of preferred stock, to 1,000,000,000 shares, consisting of 950,000,000 shares of common stock and 50,000,000 shares of preferred stock; (4) authorizing the Company’s board of directors (the “Board”) to approve one or more reverse stock splits, in the range of 1-for-250 shares (“Reverse Stock Split”), with the Board to determine when, if ever, to effectuate a Reverse Stock Split; and (5) authorizing the Company’s Board to adopt a mirror preferred stock in order to allow the Company to more easily achieve quorum in the event the Company needs to call a meeting to effectuate a Reverse Stock Split for purposes of maintaining its Nasdaq listing or increase the Company’s Authorized shares.

The Company intends to file an information statement on Schedule 14C (the “Schedule 14C”) with the Securities and Exchange Commission (the “SEC”) in the coming days, which will report on the stockholder approval matters in more detail. Following any SEC review, the Company will then finalize and mail the Schedule 14C to stockholders as of the December 22, 2025 record date.

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Item 7.01.	Regulation FD Disclosure.

On December 23, 2025, the Company issued a press release announcing that the Company entered into the Purchase Agreement and Convertible Notes. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Series A Senior Secured Convertible Notes
4.2	Form of Series B Senior Secured Convertible Notes
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement, dated December 22, 2025, between iPower Inc. and the Investor
10.2	Form of Security and Pledge Agreement
10.3	Form of Guaranty
10.4	Form of Registration Rights Agreement
99.1	Press Release, dated December 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: December 23, 2025
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

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